MERIT TACTICAL INCOME FUND

(FORMERLY, MERIT HIGH YIELD FUND)

SUPPLEMENT DATED AUGUST 22, 2005
TO PROSPECTUS DATED AUGUST 22, 2005

The Board of Trustees of Merit Advisors Investment Trust has determined to redeem all outstanding shares of the Merit Tactical Income Fund.  The Board has concluded that, due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

The Fund is no longer pursuing its investment objective.  The Fund’s portfolio holdings have been sold, and the proceeds are held in cash or cash equivalents.  Any capital gains will be distributed as soon as practicable to shareholders.  Any shareholders that have not redeemed their shares of the Fund prior to August 31, 2005 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.  Prior to August 31, 2005, you may redeem your account, including reinvested distributions, in accordance with the section titled “Redeeming Shares” in the Prospectus.  Please call shareholder services at 1-877-556-3730 for more information.